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                                                                  EXHIBIT 23.5



                                   CONSENT


          In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned consents to being named in this Registration Statement on Form S-1 as a person who is about to become a director of Better Image, Inc.

May 6, 1999.


                                        /s/ Robert A. Ersek
                                        -------------------------------
                                        Robert A. Ersek, M.D., F.A.C.S.